Exhibit 10.2
MVP AMERICAN SECURITIES, LLC
LEAD PLACEMENT AGENT AGREEMENT
November 1, 2016
MVP American Securities, LLC
8880 W. Sunset Road, Suite 232
Las Vegas, Nevada 89148

RE: MVP REIT II, Inc.
Private Placement of Series A Convertible Redeemable Preferred Stock
And Warrants to Acquire Common Stock
Ladies and Gentlemen:
MVP REIT II, Inc. (the "Company") is a Maryland corporation that has elected to be taxed as a real estate investment trust (a "REIT") for federal income tax purposes.  MVP Capital Partners II, LLC, a Nevada limited liability company, serves as the Company's sponsor (the "Sponsor").
The Company proposes to offer $50,000,000 in shares of its Series A Convertible Redeemable Preferred Stock (the "Shares"), for a purchase price of $1,000 per Share, along with 30 detachable warrants to purchase common stock of the Company, for every $1,000 in Preferred Shares subscribed (the "Warrants"), in a private placement (the "Offering"), all upon the other terms and subject to the conditions set forth in the PPM (as defined in Section 1(a)).
Upon the terms and subject to the conditions contained in this Lead Placement Agreement (this "Agreement"), the Company hereby appoints MVP American Securities, LLC (the "Placement Agent") to act as the lead placement agent and dealer manager for the Offering, and the Placement Agent desires to accept such engagement.
1. Representations and Warranties of the Company, the Advisor and the Sponsor. The Company, the Company's advisor, MVP Realty Advisors, LLC (the "Advisor"), and the Sponsor, hereby represent, warrant and agree, jointly and severally, during the term of this Agreement as follows:
(a) Private Placement Memorandum. In connection with the Offering, the Company has prepared and delivered to the Placement Agent a Confidential Private Placement Memorandum (the "PPM").
(b) Compliance with the Securities Act. During the term of this Agreement:
(i) the PPM and any amendments or supplements thereto have complied, and will comply, in all material respects with the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder (the "Exchange Act Rules and Regulations"); and
(ii) the PPM does not, and any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the foregoing provisions of this Section 1(b) will not extend to any statements contained in or omitted from the PPM that are based upon information furnished to the Company by the Placement Agent expressly for use in the PPM.
(c) Securities Matters.
(i) The Company is in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the Offering and the sale of the Shares.
(ii) As of the date hereof, there has not been any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction.

(d) Corporate Status and Good Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(e) Authorization of Agreement. This Agreement is duly and validly authorized, executed and delivered by or on behalf of the Company and, assuming due authorization, execution and delivery of this Agreement by the Placement Agent, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States, any state or any political subdivision thereof which affect creditors' rights generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited under applicable securities laws (collectively, the "Enforceability Exceptions").
(f) No Conflicts. The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof, do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under:
(i) the Company's charter, bylaws, or other organizational documents, as the case may be;

(ii) any material indenture, mortgage, deed of trust, voting trust agreement, note, lease or other material agreement or instrument to which the Company is a party; or
(iii) any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Company, except in the case of clause (ii) or (iii), for such conflicts, breaches or defaults that would not, individually or in the aggregate, result in a Company MAE (as defined below in this Section 1(f)).
As used in this Agreement, "Company MAE" means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is materially adverse to (A) the ability of the Company to conduct its proposed business, or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the Shares.
(g) Consents. No consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement or for the consummation by the Company of any of the transactions contemplated hereby (except as have been obtained under the Securities Act, the Exchange Act, from the Financial Industry Regulatory Authority ("FINRA") or as may be required under state securities or applicable blue sky laws in connection with the offer and sale of the Shares or under the laws of states in which the Company may own real properties in connection with its qualification to transact business in such states or as may be required by subsequent events which may occur).
(h) Actions or Proceedings. As of the date hereof, there are no actions, suits or proceedings against, or investigations of, the Company or its subsidiaries pending before any court, arbitrator, administrative agency or other tribunal:
(i) asserting the invalidity of this Agreement;
(ii) seeking to prevent the issuance of the Shares or the consummation of any of the transactions contemplated by this Agreement;
(iii) that would materially and adversely affect the performance by the Company of its obligations under or the validity or enforceability of, this Agreement or the Shares;
(iv) that would result in a Company MAE; or
(v) seeking to affect adversely the federal income tax attributes of the Shares except as described in the PPM.

The Company promptly will give notice to the Placement Agent of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring after the date hereof.
(i) Sales Literature. Any supplemental sales literature or advertisement (including, without limitation any "broker-dealer use only" material), regardless of how labeled or described, used in addition to the PPM in connection with the Offering which previously has been, or hereafter is, furnished or approved by the Company (collectively, "Approved Sales Literature"), shall be in compliance in all material respects with all federal and state securities laws, rules and regulations. To the knowledge of the Company, any and all Approved Sales Literature did not or will not at the time provided for use include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Authorization of Shares and Warrants. The Shares and the Warrants have been duly authorized and, upon payment therefor as provided in this Agreement and the PPM, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the PPM.  The shares of common stock issuable upon exercise of the Warrants have been reserved by the Company for issuance thereunder and, upon the exercise of the Warrants in accordance with its terms, including the payment of the exercise price therefor, the common stock to be issued following such exercise of the Warrants will be validly issued, fully paid and non-assessable.
(k) Fees. Any fees and other governmental charges payable in connection with the execution and delivery of this Agreement or the issuance, delivery and sale of the Shares have been or will be paid when due.
(l) Investment Company. The Company does not intend to conduct its business so as to be an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended and will exercise reasonable diligence to ensure that it does not become an "investment company."
(m) Taxes. The Company has filed or will file all material federal, state and foreign income tax returns required to be filed by or on behalf of the Company on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all such material taxes except those being contested in good faith, indicated by such tax returns and all assessments received by the Company to the extent that such taxes or assessments have become due.
(n) REIT Qualifications. The Company has made a timely election to be subject to tax as a REIT pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") commencing with its taxable year that will end December 31, 2016.  Commencing with such taxable year, the Company has been organized in conformity with the requirements for qualification as a REIT under the Code, and its current and proposed method of operation as described in the PPM will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.
(o) Independent Registered Public Accounting Firm. The accountants who have certified certain financial statements included with the PPM are an independent registered public accounting firm within the meaning of the Securities Act and the Securities Act Rules and Regulations. Such accountants have not been engaged by the Company to perform any "prohibited activities" (as defined in Section 10A of the Exchange Act).
(p) Preparation of the Financial Statements. The financial statements filed with the Commission and incorporated by reference in the PPM present fairly the consolidated financial position of the Company as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.

(q) Government Permits. The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure to possess or own would not have, individually or in the aggregate, a Company MAE. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.
(r) Advisor; Advisory Agreement.
(i) The Advisor is a limited liability company duly formed and validly existing under the laws of the State of Nevada, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(ii) Each of this Agreement and the Advisory Agreement is duly and validly authorized, executed and delivered by or on behalf of the Advisor and, assuming due authorization, execution and delivery of this Agreement by the Placement Agent, will constitute a valid and binding agreement of the Advisor enforceable in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.
(iii) The execution and delivery of each of this Agreement and the Advisory Agreement and the performance hereunder and thereunder by the Advisor do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Advisor's certificate of formation, limited liability company agreement or other organizational documents; (ii) any material indenture, mortgage, stockholders agreement, note, lease or other material agreement or instrument to which the Advisor or any of its subsidiaries is a party or by which the Advisor or any of its subsidiaries or any of their properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that could not reasonably be expected to have or result in, individually or in the aggregate, (A) a material adverse effect on the condition, financial or otherwise, earnings or business of the Advisor, or (B) a Company MAE; or (iii) any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Advisor or any of its properties. No consent, approval, authorization or order of any court or other governmental agency or body has been obtained nor is required for the performance of the Advisory Agreement by the Advisor. The Advisor is not in violation of its limited liability company agreement or other organizational documents.
(iv) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, against or affecting the Advisor.
(v) The Advisor possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, other than those which the failure to possess or own would not have or result in, individually or in the aggregate, (A) a material adverse effect on the condition, financial or otherwise, earnings, or business of the Advisor, (B) a Company MAE, or (C) a material adverse effect on the performance of the services under the Advisory Agreement by the Advisor, and the Advisor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.
(s) Sponsor.
(i) The Sponsor is a limited liability company duly formed and validly existing under the laws of the State of Nevada, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(ii) This Agreement is duly and validly authorized, executed and delivered by or on behalf of the Sponsor and, assuming due authorization, execution and delivery of this Agreement by the Placement Agent, will constitute a valid and binding agreement of the Sponsor enforceable in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(iii) The execution and delivery of this Agreement and the performance hereunder by the Sponsor does not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Sponsor's certificate of formation, limited liability company agreement or other organizational documents; (ii) any material indenture, mortgage, stockholders agreement, note, lease or other material agreement or instrument to which the Sponsor or any of its subsidiaries is a party or by which the Sponsor or any of its subsidiaries or any of their properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that could not reasonably be expected to have or result in, individually or in the aggregate, (A) a material adverse effect on the condition, financial or otherwise, earnings or business of the Sponsor, or (B) a Company MAE; or (iii) any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Sponsor or any of its properties. No consent, approval, authorization or order of any court or other governmental agency or body has been obtained nor is required for the performance of this Agreement by the Sponsor. The Sponsor is not in violation of its limited liability company agreement or other organizational documents.
(iv) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, against or affecting the Sponsor.
(v) The Sponsor possesses such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, other than those which the failure to possess or own would not have or result in, individually or in the aggregate, (A) a material adverse effect on the condition, financial or otherwise, earnings, or business of the Sponsor, or (B) a Company MAE, and the Sponsor has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.
2. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to the Company, the Advisor and the Sponsor during the term of this Agreement that:
(a) Organization Status. The Placement Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Placement Agent, and assuming due authorization, execution and delivery of this Agreement by the Company, will constitute a valid and legally binding agreement of the Placement Agent enforceable against the Placement Agent in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.
(c) No Conflict. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Placement Agent will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under:
(i) its organizational documents;
(ii) any material indenture, mortgage, deed of trust, voting trust agreement, note, lease or other material agreement to which the Placement Agent or its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of the property or assets of the Placement Agent is subject; or
(iii) any statute rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Placement Agent or its assets, properties or operations, except in the case of clause (ii) or (iii) for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, properties or results of operations of the Placement Agent.

(d) Broker-Dealer Registration; FINRA Membership. The Placement Agent is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states where the Placement Agent is required to be registered in order to carry out the Offering as contemplated by this Agreement. Moreover, the Placement Agent's employees and representatives have all required licenses and registrations to act under this Agreement. There is no provision in the Placement Agent's FINRA membership agreement that would restrict the ability of the Placement Agent to carry out the Offering as contemplated by this Agreement.
(e) Disclosure. The information under the caption "Plan of Distribution" in the PPM, insofar as it relates to the Placement Agent, and all other information furnished to the Company by the Placement Agent expressly for use in the PPM, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
3. Offering and Sale of the Shares.
(a) Appointment; Offering Period. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby appoints the Placement Agent as its agent and distributor to solicit subscriptions for the Shares and the Warrants at the applicable subscription price.
(i) The Placement Agent hereby accepts such agency and agrees to use its best efforts to sell or cause to be sold the Shares and the Warrants in such quantities and to such persons in accordance with such terms as are set forth in this Agreement and the PPM. The Placement Agent shall do so during the period commencing on date hereof and ending on the earliest to occur of the following (the "Offering Period"):
(1) the acceptance by the Company of subscriptions for $50,000,000 in Shares;
(2) two years from the date of the first purchase of the Shares; and
(3) the liquidation or dissolution of the Company.
(iii) Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Shares for its own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company's agent and not as an underwriter or principal.
(b) Subscription Documents.
(i) Each person desiring to purchase Shares through the Placement Agent will be required to complete and execute the subscription documents described in the PPM.  Payments for Shares shall be made payable in accordance with the subscription instructions in the PPM. At such time, the Placement Agent shall forward original checks together with an original Subscription Agreement, executed and initialed by the subscriber as provided for in the Subscription Agreement, and an original Accredited Investor Representation Letter, executed by the subscriber as provided in the Accredited Investor Representation Letter, to the Company, at the address provided in the Subscription Agreement.
(c) Completed Sale. A sale of a Share shall be deemed by the Company to be completed for purposes of Section 3(d) if and only if:
(i) the Company or an agent of the Company has received a properly completed and executed subscription agreement, together with payment of the full purchase price of each purchased Share, from an investor who satisfies the applicable suitability standards and minimum purchase requirements set forth in the PPM as determined by the Placement Agent in accordance with the provisions of this Agreement;
(ii) the Company has accepted such subscription; and

(iii) such investor has been admitted as a stockholder of the Company.
The Placement Agent hereby acknowledges and agrees that the Company, in its sole and absolute discretion, may accept or reject any subscription, in whole or in part, for any reason whatsoever or no reason, and no commission will be paid to the Placement Agent with respect to that portion of any subscription which is rejected.
(d) Placement Agent Compensation.
(i)  Subject to the provisions contained in the PPM or this Section 3(d), the Company will pay selling commissions of up to 6.0% of gross offering proceeds from the sale of the Shares in this Offering, including sales by affiliated and non-affiliated selling agents, including by Placement Agent.  The Placement Agent may reallow all or a portion of its selling commissions attributable to a participating selling agent.
(ii)  The Company may pay non-affiliated selling agents a one-time fee to be separately negotiated with each selling agent and the Placement Agent for due diligence expenses of up to 2.0% of gross offering proceeds from the sale of the Shares in this Offering.
(ii)  The Company will pay the Placement Agent a deal manager fee of up to 2.0% of gross offering proceeds from the sale of the Shares in this Offering as compensation for acting as dealer manager and lead placement agent pursuant to this Agreement.  The Placement Agent may reallow a portion of its dealer manager fee earned on the proceeds raised by a participating selling agent, to such participating selling agent as a marketing fee. The amount of the marketing fee to be reallowed to any participating broker-dealer may be determined by the Placement Agent in its sole discretion.
(iv) All sales commissions payable to the Placement Agent will be paid within 10 business days after the investor subscribing for the Share is admitted as a stockholder of the Company, in an amount equal to the sales commissions payable with respect to such Shares.
(v) In no event shall the total aggregate underwriting compensation payable in connection with the Offering, including, but not limited to, selling commissions, exceed 10.0% of gross offering proceeds from the Offering in the aggregate. The Placement Agent shall repay to the Sponsor or its affiliates any excess amounts received over 10% of gross offering proceeds from the sale of the Shares in the Offering attributable to the Placement Agent pursuant to this Agreement. If the Offering is abruptly terminated before reaching the maximum amount offered by the Company pursuant to the PPM, the Placement Agent will repay any additional amounts necessary to ensure that the total aggregate underwriting compensation payable in connection with the Offering does not exceed FINRA's 10% cap on underwriting compensation pro rata based on its sales of Shares in the Offering.
(iv) Notwithstanding anything to the contrary contained herein, if the Company pays any selling commission to the Placement Agent for sale by the Placement Agent of one or more Shares  and the subscription is rescinded as to one or more of such Shares covered by such subscription, then the Company shall decrease the next payment of selling commissions or other compensation otherwise payable to the Placement Agent by the Company under this Agreement by an amount equal to the commission rate established in this Section 3(d), multiplied by the number of Shares as to which the subscription is rescinded. If no payment of selling commissions or other compensation is due to the Placement Agent after such withdrawal occurs, then the Placement Agent shall pay the amount specified in the preceding sentence to the Company within a reasonable period of time not to exceed 30 days following receipt of notice by the Placement Agent from the Company, the Sponsor or its affiliates stating the amount owed as a result of rescinded subscriptions.

4. Expenses.
(a) Subject to Sections 4(b) and 4(c), the Placement Agent shall pay its own entire costs and expenses incident to the performance of its obligations under this Agreement.
(b) The Company agrees to pay all costs and expenses related to:
(i) expenses of preparing and printing the PPM, any amendment or supplement thereto and any Approved Sales Literature as herein provided, including legal and accounting fees incurred in connection therewith;
(ii) fees and expenses incurred in connection with any required filing with the FINRA; and
(iii) expenses of qualifying the Shares for offering and sale under state blue sky and securities laws.
The Company may use up to 2.0% of the gross offering proceeds to pay or reimburse its affiliates, including the Placement Agent, for any such costs and expenses and any other offering expenses of the Company incurred on behalf and at the request of the Company.
(c) The Company shall reimburse the Placement Agent for certain costs and expenses incident to the Offering, to the extent permitted pursuant to prevailing rules and regulations of FINRA, including expenses, fees and taxes incurred in connection with: (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the Offering; (b) attendance at broker-dealer sponsored conferences, educational conferences sponsored by the Company, industry sponsored conferences and informational seminars; and (c) customary promotional items; provided, however, that, no costs and expenses shall be reimbursed by the Company pursuant to this Section 4(c) that would cause the total underwriting compensation paid in connection with the Offering to exceed 10% of the gross proceeds from the sale of the Shares.
(d) Notwithstanding anything to the contrary set forth in this Agreement, neither the Company nor the Sponsor or its affiliates shall pay, or reimburse the Advisor for, the costs and expenses described in this Section if the payment or reimbursement of such expenses would cause the aggregate of the Company's "organization and offering expenses" as defined by FINRA Rule 2310 (including all Offering expenses for which the Company is responsible as described in Section 4(b), reimbursements for bona fide due diligence expenses paid from proceeds from the Offering as described in Section 3(d), all of the other compensation described in Section 3(d)) to exceed 15.0% of the gross proceeds from the sale of the Shares.

5. Conditions to the Placement Agent's Obligations.

(a) The Placement Agent's obligations hereunder shall be subject to the following terms and conditions and if all such conditions are not satisfied or waived by the Placement Agent on or before the first purchase of the Shares or at any time thereafter until the termination of the Offering Period (as defined in Section 3(a)):
(i) The representations and warranties on the part of the Company contained in this Agreement hereof shall be true and correct in all material respects and the Company shall have complied with its covenants, agreements and obligations contained in this Agreement in all material respects; and
(ii) The PPM, and any amendment or any supplement thereto, shall not contain any untrue statement of material fact, or omit to state a material fact that is required to be stated therein or is necessary to make the statements therein not misleading.
6. Covenants of the Company and the Advisor. The Company and the Advisor covenant and agree with the Placement Agent as follows:

(a) Securities Laws. The Company will comply in all material respects with all federal and state securities laws, rules and regulations which are required to be complied with in order to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the PPM.
(b) Orders. If the Commission or any state securities administrator shall issue any stop order or any other order preventing or suspending the Offering or the use of the PPM in any jurisdiction, or shall institute any proceedings for that purpose, then the Company will promptly notify the Placement Agent and use its best efforts to prevent the issuance of any such order and, if any such order is issued, to use its best efforts to obtain the removal thereof as promptly as possible.
(c) Blue Sky Qualifications. The Company will use its commercially reasonable efforts to qualify or exempt the Shares, as and to the extent required, for offering and sale under the securities or blue sky laws of such jurisdictions as the Placement Agent and the Company shall mutually agree upon and to make such applications, file such documents and furnish such information as may be reasonably required for that purpose. The Company will, at the Placement Agent's request, furnish the Placement Agent with a copy of such papers filed by the Company in connection with any such qualification. The Company will promptly advise the Placement Agent of the issuance by such securities administrators of any stop order preventing or suspending the use of the PPM or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such order and if any such order is issued, to use its best efforts to obtain the removal thereof as promptly as possible.
(d) Amendments and Supplements. If, at any time any event shall have occurred to the knowledge of the Company, or the Company receives notice from the Placement Agent that it believes such an event has occurred, as a result of which the PPM or any Approved Sales Literature as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the PPM to comply with the Securities Act, then the Company will promptly notify the Placement Agent thereof (unless the information shall have been received from the Placement Agent) and will prepare an amendment or supplement which will correct such statement or effect such compliance to the extent required, and shall make available to the Placement Agent thereof sufficient copies for its own use.

(e) Copies of PPM. The Company will furnish the Placement Agent with copies of the PPM, including its exhibits, and all amendments and supplements thereto, as the Placement Agent may reasonably request for sale of the Shares.
(f) Qualification to Transact Business. The Company will take all steps necessary to ensure that at all times the Company will validly exist as a Maryland corporation and will be qualified to do business in all jurisdictions in which the conduct of its business requires such qualification and where such qualification is required under local law.
(g) Authority to Perform Agreements. The Company undertakes to obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for the Company's performance of this Agreement and under the Articles of Amendment and Restatement and bylaws for the consummation of the transactions contemplated hereby and thereby, respectively, or the conducting by the Company of the business described in the PPM.
(h) Sales Literature. The Company will furnish to the Placement Agent as promptly as shall be practicable upon request any Approved Sales Literature (provided that the use of said material has been first approved for use to the extent required by all appropriate regulatory agencies). Any supplemental sales literature or advertisement, regardless of how labeled or described, used in addition to the PPM in connection with the Offering which is furnished or approved by the Company (including, without limitation, Approved Sales Literature) shall, to the extent required, be filed with and, to the extent required, approved by the appropriate securities agencies and bodies. The Company agrees to prepare sales literature reasonably requested by the Placement

Agent in connection with the Offering. The Company and the Placement Agent agree that all sales literature developed in connection with the Offering shall be the property of the Company and the Company shall have control of all such sales literature. Each of the Company and the Advisor will not (and will cause its affiliates to not) : (1) show or give to any investor or prospective investor or reproduce any material or writing that is marked "broker-dealer use only" or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public; and (2) show or give to any investor or prospective investor in a particular jurisdiction any material or writing if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction.
(i) Use of Proceeds. The Company intends to apply the proceeds from the sale of the Shares and substantially as set forth in the PPM.
(j) Regulatory Filings. Notwithstanding anything herein to the contrary, the Company shall provide the Placement Agent with a copy of any notice, filing, application, registration, document, correspondence or other information that the Company delivers, makes or files with any governmental authority or agency (federal, state or otherwise) or with FINRA in connection with the Offering, this Agreement or any of the transactions completed hereby.
7. Covenants of the Placement Agent. The Placement Agent covenants and agrees with the Company as follows:
(a) Compliance with Laws.
(i) With respect to the Placement Agent's participation in the offer and sale of the Shares (including, without limitation, any resales and transfers of Shares), the Placement Agent agrees to comply in all material respects with all applicable requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and all other federal regulations applicable to the Offering, the sale of Shares and with all applicable state securities or blue sky laws, and the Rules of FINRA applicable to the Offering, from time to time in effect. The Placement Agent will not offer the Shares for sale in any jurisdiction unless and until it has been advised that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.

(ii) In addition, the Placement Agent shall, in accordance with applicable law or as prescribed by any state securities administrator, provide to any prospective investor copies of any prescribed document which is part of the PPM and any supplements thereto during the course of the Offering and prior to the sale. The Company may provide the Placement Agent with certain Approved Sales Literature to be used by the Placement Agent in connection with the solicitation of purchasers of the Shares. If the Placement Agent elects to use such Approved Sales Literature, then the Placement Agent agrees that such material shall not be used by it in connection with the solicitation of purchasers of the Shares unless accompanied or preceded by the PPM, as it may be amended or supplemented in the future.
(iii) The Placement Agent agrees that it will not use any Approved Sales Literature other than those provided to the Placement Agent by the Company for use in the Offering. The use of any other sales material is expressly prohibited.
(b) No Additional Information. In offering the Shares for sale, the Placement Agent shall not give or provide any information or make any representation other than those contained in the PPM. The Placement Agent shall not (i) show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Company and marked "broker-dealer use only" or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public; and (ii) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction.

(c) Sales of Shares. The Placement Agent shall solicit purchases of the Shares in the jurisdictions in which the Placement Agent is legally qualified to so act and in which the Placement Agent has been advised by the Company or counsel to the Company that such solicitations can be made.
(d) Subscription Agreement. The Placement Agent will comply in all respects with the subscription procedures and "Plan of Distribution" set forth in the PPM. Subscriptions will be submitted by the Placement Agent to the Company only on the forms which are included as an exhibit to the PPM. The Placement Agent understands and acknowledges that such Subscription Agreement musts be executed and initialed by the subscriber as provided for by such Subscription Agreements.
(e) Suitability.
(i) The Placement Agent will offer Shares only to persons that it has reasonable grounds to believe meet the financial qualifications set forth in the PPM or in any suitability letter or memorandum sent to it by the Company and will only make offers to persons in the states in which it is advised in writing by the Company that such Shares are qualified for sale or that such qualification is not required. In offering Shares, the Placement Agent will comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation the FINRA Rules.
(ii) The Placement Agent agrees that in recommending the purchase of the Shares in the Offering to an investor, the Placement Agent and each person associated with the Placement Agent that makes such recommendation shall have reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor's investment objectives, other investments, financial situation and needs, and any other information known by the Placement Agent, the person associated with the Placement Agent that:
(1) the investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the PPM, including the tax benefits where they are a significant aspect of an investment in the Shares;
(2) the investor has a fair market net worth sufficient to sustain the risks inherent in the Offering, including loss of investment and lack of liquidity; and
(3) an investment in the Shares offered in the Offering is otherwise suitable for the investor.

(iii) The Placement Agent agrees, as to investors to whom it makes a recommendation with respect to the purchase of the Shares in the Offering, to maintain in the files of the Placement Agent documents disclosing the basis upon which the determination of suitability was reached as to each investor.
(iv) In making the determinations as to financial qualifications and as to suitability required by the PPM, the Placement Agent may rely on (A) representations from investment advisers who are not affiliated with the Placement Agent, banks acting as trustees or fiduciaries, and (B) information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the person or any other information known by the Placement Agent after due inquiry. Notwithstanding the foregoing, the Placement Agent shall not execute any transaction in the Company in a discretionary account without prior written approval of the transaction by the customer.
(f) Electronic Delivery. If the Placement Agent intends to use electronic delivery to distribute the PPM to any person, then the Placement Agent will comply with all applicable requirements of the Commission, the Blue Sky laws and/or FINRA and any other laws or regulations related to the electronic delivery of documents.

(g) AML Compliance. The Placement Agent represents to the Company that it has established and implemented an anti-money laundering compliance program ("AML Program") in accordance with applicable law, including Exchange Act Rules and Regulations and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the "USA PATRIOT Act"), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the "Money Laundering Abatement Act", and together with the USA PATRIOT Act, the "AML Rules"), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Shares. The Placement Agent further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and the Placement Agent hereby covenants to remain in compliance with such requirements and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification (i) its AML Program is consistent with the AML Rules, and (ii) it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.
(h) Recordkeeping. The Placement Agent will comply with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act, and shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, such records with respect to each investor who purchases Shares, information used to determine that the investor meets the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscriptions), the amount of Shares sold, and a representation of the investor that the investor is investing for the investor's own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards.
(i) Suspension or Termination of Offering. The Placement Agent agrees to suspend or terminate the offering and sale of the Shares upon request of the Company at any time and to resume the offering and sale of the Shares upon subsequent request of the Company.
(j) Cooperation. Upon the expiration or earlier termination of this Agreement, the Placement Agent will use reasonable efforts to cooperate fully with the Company and any other party that may be necessary to accomplish an orderly transfer and transfer to a successor Placement Agent of the operation and management of the of the services the Placement Agent is providing to the Company under this Agreement. The Placement Agent will not be entitled to receive any additional fee in connection with the foregoing provisions of this Section 7(j), but the Company will pay or reimburse the Placement Agent for any out-of-pocket expenses reasonably incurred by the Placement Agent in connection therewith.
(k) Legal Action Related to Selling Commissions or Due Diligence Fees. The Placement Agent shall not bring any action, suit or other proceeding against the Company or any of its assets with respect to any selling commissions or due diligence fees, including without limitation any proceeding claiming nonpayment of selling commissions or due diligence fees by the Sponsor or its affiliates (other than the Company). The Company shall not be subject to any losses, claims, expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities whatsoever with respect to any selling commissions or due diligence fees and none of its assets shall be used in any way to pay for, or support the payment of, any selling commissions or due diligence fees.
(l) Placement Agent Authority.  The Placement Agent is hereby authorized to act on behalf of the Company as dealer manager and lead placement agent in connection with the sale of the Shares in this Offering. In such capacity, the Placement Agent has the exclusive authority to engage other selling agents to act as selling agents in connection with the Offering.  Any such engagement shall be documented in writing in a Company-approved form of a selling agent agreement between such selling agent and the Placement Agent.

 As dealer manager and lead placement agent, the Placement Agent shall provide, as needed, such other services in connection with the Offering, including conducting broker-dealer or selling agent seminars, holding informational meetings and providing information and answering any questions concerning this Offering. As dealer manager, the Placement Agent shall also manage, direct and supervise its associated persons in connection with the Offering.  The Placement Agent shall also have authority to resolve any disputes as to the payment of any commissions to any selling agents.
8. Indemnification.
(a) Indemnified Parties Defined. For the purposes of this Agreement, an "Indemnified Party" shall mean a person or entity entitled to indemnification under Section 8, as well as such person's or entity's officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such person or entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.
(b) Indemnification of the Placement Agent.
(i) The Company will indemnify, defend and hold harmless the Placement Agent, and its respective Indemnified Parties, from and against any losses, claims, expenses (including reasonable legal and other expenses incurred in investigating and defending such claims or liabilities), damages or liabilities, joint or several, to which the Placement Agent, or its respective Indemnified Parties, may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
(1) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Company, any material breach of a covenant contained herein by the Company, or any material failure by the Company to perform its obligations hereunder or to comply with state or federal securities laws applicable to the Offering;
(2) any untrue statement or alleged untrue statement of a material fact contained (A) in the PPM or any amendment or supplement to the PPM (B) in any Approved Sales Literature, or (C) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying or exempting any or all of the offered Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"); or
(3) the omission or alleged omission to state a material fact required to be stated in the PPM to make the statements therein not misleading or the omission or alleged omission to state a material fact required to be stated in the PPM or any amendment or supplement to the PPM to make the statements therein, in light of the circumstances under which they were made, not misleading.
(ii) The Company will reimburse the Placement Agent, and its respective Indemnified Parties, for any reasonable legal or other expenses incurred by the Placement Agent, and its respective Indemnified Parties, in connection with investigating or defending such loss, claim, expense, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company or the Placement Agent in the preparation of (A) the PPM or any amendment or supplement to the PPM (B) any such Approved Sales Literature or (C) any such Blue Sky Application; and further provided that the Company will not be liable in any such case if it is determined that the Placement Agent was at fault in connection with the loss, claim, expense, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(iii) Notwithstanding anything to the contrary set forth herein, as required by Section II.G. of the NASAA REIT Guidelines, the indemnification and agreement to hold harmless provided in this Section 8(b) is further limited to the extent that no such indemnification by the Company of the Placement Agent, or its respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws
..

(c) Placement Agent Indemnification of the Company. The Placement Agent will indemnify, defend and hold harmless the Company and each of its Indemnified Parties and each person who has signed the PPM, from and against any losses, claims, expenses (including the reasonable legal and other expenses incurred in investigating and defending any such claims or liabilities), damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, expenses, damages (or actions in respect thereof) arise out of or are based upon:
(i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Placement Agent, any material breach of a covenant contained herein by the Placement Agent, or any material failure by the Placement Agent to perform its obligations hereunder or to comply with federal or state securities laws applicable to the Placement Agent;
(ii) in the PPM or any amendment or supplement to the PPM or any Blue Sky Application; or
(iii) the omission or alleged omission to state a material fact required to be stated in the PPM or any amendment or supplement to the PPM to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (ii) and (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the the PPM or any such amendment thereof or supplement thereto;
(iv) any use of sales literature, including "broker-dealer use only" materials, by the Placement Agent that is not Approved Sales Literature; or
(v) any untrue statement made by the Placement Agent or omission by the Placement Agent to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the Offering, in each case, other than statements or omissions made in conformity with the PPM, any Approved Sales Literature or any other materials or information furnished by or on behalf of the Company.
The Placement Agent will reimburse the aforesaid parties for any reasonable legal or other expenses incurred in connection with the investigation or defense of such loss, claim, expense, damage, liability or action.
If the Placement Agent brings any action against the Company or any of its assets with respect to any selling commissions or due diligence fees, including without limitation any proceeding claiming nonpayment of selling commissions or due diligence fees by the Sponsor or its affiliates, which is prohibited by this Agreement, then the Placement Agent shall be required to fully indemnify the Company for all of its costs and expenses, including attorneys' fees, incurred in connection with defending such action.

This indemnity agreement will be in addition to any liability which the Placement Agent may otherwise have.
(d) Action Against Parties; Notification.
(i) Promptly after receipt by any Indemnified Party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel.
(ii) Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.
(e) Reimbursement of Fees and Expenses. An indemnifying party under Section 8 of this Agreement shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows:
(i) In the case of the Company indemnifying the Placement Agent, the advancement of funds to the Placement Agent for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible (in accordance with Section II.G. of the NASAA REIT Guidelines) only if all of the following conditions are satisfied: (A) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (B) the legal action is initiated by a third party who is not a stockholder of the Company or the legal action is initiated by a stockholder of the Company acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (C) the Placement Agent undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Placement Agent is found not to be entitled to indemnification.
(ii) In any case of indemnification other than that described in Section 8(e)(i) above, the indemnifying party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and if a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

9. Contribution.
(a) If Indemnification is Unavailable. If the indemnification provided for in Section 8 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred:
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Placement Agent, respectively, from the proceeds received in the Offering pursuant to this Agreement; or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Placement Agent, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable consideration.

(b) Relative Benefits. The relative benefits received by the Company and the Placement Agent, respectively, in connection with the proceeds received in the Offering pursuant to this Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to this Agreement (before deducting expenses), received by the Company, and the total selling commissions received by the Placement Agent in each case as set forth on the cover of the PPM bear to the aggregate offering price of the Shares sold in the Offering as set forth on such cover.
(c) Relative Fault. The relative fault of the Company and the Placement Agent, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(d) Pro Rata is Unreasonable. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.
(e) Limits. Notwithstanding the provisions of this Section 9, the Placement Agent shall not be required to contribute any amount by which the total price at which the Shares sold in the Offering by them exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.
(f) Fraudulent Misrepresentation. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.
(g) Benefits of Contribution. For the purposes of this Section 9, the Placement Agent's officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Placement Agent, and each of the officers, directors, employees, members, partners, agents and representatives of the Company, each officer of the Company who signed the PPM and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Company.

10. Termination of this Agreement.
(a) Term; Expiration. This Agreement shall become effective as of the date hereof. This Agreement may be terminated by either party upon 60 calendar days' written notice to the other party. The applicable provisions of this Agreement shall automatically expire on the termination date of the Offering as described in Section 3(a) above.
(b) Delivery of Records Upon Expiration or Early Termination. Upon the expiration or early termination of this Agreement for any reason, the Placement Agent shall:
(i) promptly forward any and all funds, if any, in its possession which were received from investors for the sale of Shares for the deposit of investor funds;

(ii) to the extent not previously provided to the Company a list of all investors who have subscribed for or purchased Shares; and
(iii) promptly deliver to the Company copies of any sales literature designed for use specifically for the Offering that it is then in the process of preparing. Upon expiration or earlier termination of this Agreement, the Company shall pay to the Placement Agent all compensation to which the Placement Agent is or becomes entitled under Section 3(d) at such time as such compensation becomes payable.
11. Miscellaneous.
(a) Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 3(d) (Placement Agent Compensation); Section 8 (Indemnification); Section 9 (Contribution); Section 10 (Termination of this Agreement) and this Section 11 (Miscellaneous). Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Placement Agent be entitled to payment of any compensation in connection with the Offering if the Offering is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Placement Agent or person associated with the Placement Agent shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances and in compliance with all federal and state rules and regulations, the Rules of FINRA and the NASAA Guidelines.
(b) Notices. All notices or other communications required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder; in each case above provided such communication is addressed to the intended recipient thereof as set forth below:
If to the Company:
MVP REIT II, Inc.
12730 High Bluff Drive, #110
San Diego, California 92130
Facsimile No.: (858) 369-7958
Attention: Michael V. Shustek
If to the Advisor:
MVP Realty Advisor, LLC
12730 High Bluff Drive, #110
San Diego, California 92130
Facsimile No.: (858) 369-7958
Attention: Michael V. Shustek

If to the Sponsor:
MVP Capital Partners II, LLC
12730 High Bluff Drive, #110
San Diego, California 92130
Facsimile No.: (858) 369-7958
Attention: Michael V. Shustek
If to the Placement Agent:
MVP American Securities, LLC
8880 W. Sunset Road, Suite 232
Las Vegas, Nevada 89148
Office: (702) 534-5580
Facsimile No.: (702) 605-8141
Attn: Shannon Haddow-Gibson

Any party may change its address specified above by giving each party notice of such change in accordance with this Section 11(b).
(c) Successors and Assigns. No party shall assign (voluntarily, by operation of law or otherwise) this Agreement or any right, interest or benefit under this Agreement without the prior written consent of each other party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
(d) Invalid Provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.
(e) Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws' provisions, of the State of New York.
(f) Waiver. EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT.
(g) Attorneys' Fees. If a dispute arises concerning the performance, meaning or interpretation of any provision of this Agreement or any document executed in connection with this Agreement, then the prevailing party in such dispute shall be awarded any and all costs and expenses incurred by the prevailing party in enforcing, defending or establishing its rights hereunder or thereunder, including, without limitation, court costs and attorneys and expert witness fees. In addition to the foregoing award of costs and fees, the prevailing also shall be entitled to recover its attorneys' fees incurred in any post-judgment proceedings to collect or enforce any judgment.
(h) No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Placement Agent as being in association with or in partnership with the Company or one another, and instead, this Agreement only shall constitute the Placement Agent as a broker authorized by the Company to sell and to manage the sale by others of the Shares according to the terms set forth in the PPM or this Agreement. Nothing herein contained shall render the Placement Agent or the Company liable for the obligations of one another.
(i) Third Party Beneficiaries. Except for the persons and entities referred to in Section 8 (Indemnification) and Section 9 (Contribution), there shall be no third party beneficiaries of this Agreement, and no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Except for the persons and entities referred to in Section 8 and Section 9, no third party shall by virtue of any provision of this Agreement have a right of action or an enforceable remedy against any party to this Agreement. Each of the persons and entities referred to in Section 8 and Section 9 shall be a third party beneficiary of this Agreement.

(j) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing by all of the parties hereto.
(k) Nonwaiver. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.
(l) Access to Information. The Company may authorize the Company's transfer agent to provide information to the Placement Agent regarding recordholder information about the clients of such Placement Agent who have invested with the Company on an on-going basis for so long as the Placement Agent has a relationship with such clients.
(m) Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.
IN WITNESS WHEREOF, the parties hereto have each duly executed this Lead Placement Agent Agreement as of the day and year set forth above.

THE COMPANY:

MVP REIT II, INC.

By:	/s/ Michael V. Shustek
Michael V. Shustek
Chief Executive Officer

THE ADVISOR:

MVP REALTY ADVISOR, LLC

By:	/s/ Michael V. Shustek
Michael V. Shustek
Managing Member

THE SPONSOR:

MVP CAPITAL PARTNERS II, LLC

By:	/s/ Michael V. Shustek
Michael V. Shustek
Managing Member

Accepted as of the date first above written:

THE PLACEMENT AGENT:

MVP AMERICAN SECURITIES, LLC

By:	/s/ Shannon Haddow-Gibson
Name: Shannon Haddow-Gibson
Title: Chief Compliance Officer